SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 11, 2013

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3555 Farnam Street Omaha, Nebraska		68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 11, 2013, Berkshire Hathaway Inc. (“Berkshire”) issued (i) $300,000,000 aggregate principal amount of its 0.800% Senior Notes due 2016; (ii) $800,000,000 aggregate principal amount of its 1.550% Senior Notes due 2018; (iii) $500,000,000 aggregate principal amount of its 3.000% Senior Notes due 2023; and (iv) $1,000,000,000 aggregate principal amount of its 4.500% Senior Notes due 2043 ((i), (ii), (iii), and (iv) collectively, the “Notes”), under a registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission (the “Commission”) on January 28, 2013 (Registration No. 333-186257) (the “Registration Statement”). The Notes were sold pursuant to an underwriting agreement entered into on January 29, 2013, by and between (a) Berkshire and (b) Goldman, Sachs & Co. and Wells Fargo Securities, LLC. The Notes are issued under an Indenture, dated as of February 1, 2010, by and among Berkshire, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”), and an officers’ certificate dated as of February 11, 2013 (the “Officers’ Certificate”).

The relevant terms of the Notes and the Indenture are further described under the caption “Description of the Notes” in the prospectus supplement, dated January 29, 2013, filed with the Commission by Berkshire on January 30, 2013 pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and in the section entitled “Description of the Debt Securities” in the base prospectus, dated January 28, 2013, included in the Registration Statement, which descriptions are incorporated herein by reference.

A copy of the Indenture is set forth in Exhibit 4.1 of Berkshire’s Form S-3 Registration Statement filed on February 1, 2010, and is incorporated herein by reference. A copy of the Officers’ Certificate (including the forms of the Notes) is attached hereto as Exhibit 4.2 and is incorporated herein by reference. The descriptions of the Indenture, the Officers’ Certificate, and the Notes in this report are summaries and are qualified in their entirety by the terms thereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated January 29, 2013, by and between (i) Berkshire Hathaway Inc. and (ii) Goldman, Sachs & Co. and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of February 11, 2013, relating to (i) the 0.800% Senior Notes due 2016; (ii) the 1.550% Senior Notes due 2018; (iii) the 3.000% Senior Notes due 2023; and (iv) the 4.500% Senior Notes due 2043, including the forms of the Notes.

5.1	Opinion of Munger, Tolles & Olson LLP, dated February 11, 2013.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2013	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer

Exhibit Index

1.1	Underwriting Agreement, dated January 29, 2013, by and between (i) Berkshire Hathaway Inc. and (ii) Goldman, Sachs & Co. and Wells Fargo Securities, LLC.

4.1	Indenture, dated as of February 1, 2010, among the Berkshire Hathaway Inc., Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 of Berkshire’s Registration Statement on Form S-3 (Registration No. 333-164611) filed with the Commission on February 1, 2010).

4.2	Officers’ Certificate of Berkshire Hathaway Inc., dated as of February 11, 2013 relating to (i) the 0.800% Senior Notes due 2016; (ii) the 1.550% Senior Notes due 2018; (iii) the 3.000% Senior Notes due 2023; and (iv) the 4.500% Senior Notes due 2043, including the forms of the Notes.

5.1	Opinion of Munger, Tolles & Olson LLP, dated February 11, 2013.

23.1	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.1).